Exhibit 10.1

[EXECUTION COPY]

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 26, 2013, is among LONE PINE RESOURCES INC., a Delaware corporation (“Parent”), LONE PINE RESOURCES CANADA LTD., formerly known as Canadian Forest Oil Ltd., a corporation amalgamated under the laws of the Province of Alberta, Canada (“Borrower”), each of the lenders that is a signatory to, or which becomes a signatory to, the Credit Agreement (together with its successors and assigns, the “Lenders”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent (the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H:

1.                                      Parent, Borrower, the Administrative Agent, the Lenders and others as agents are parties to that certain Credit Agreement dated as of March 18, 2011, as previously amended pursuant to that certain First Amendment to Credit Agreement, dated as of April 29, 2011, that certain Second Amendment to Credit Agreement, dated as of September 21, 2011, that certain Third Amendment to Credit Agreement, dated as of February 5, 2012, and that certain Fourth Amendment to Credit Agreement, dated as of April 12, 2013 (as amended, the “Credit Agreement”), pursuant to which the Lenders agreed to make loans to, and extensions of credit on behalf of, Borrower.

2.                                      The parties to the Credit Agreement intend to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I.                                        Amendment.

A.                                    Section 2.10(b)(1) of the Credit Agreement hereby is amended in its entirety to read as follows:

“                                          (1)                                 in the case of a Borrowing Base Deficiency resulting from a redetermination or reduction of the Borrowing Base, prepay, or cause to be prepaid, Loans in an aggregate principal amount equal to such deficiency, together with interest on the principal amount paid accrued as of the date of such prepayment and, if after prepaying all of the Loans (other than Bankers Acceptances) a Borrowing Base Deficiency remains as a result of a BA Exposure, pay to the Administrative Agent an amount equal to such remaining Borrowing Base Deficiency to be held as cash collateral as provided in Section 2.23(m), and, if after prepaying all of the Loans (other than Bankers Acceptances) and providing cash collateral for all Bankers’ Acceptances pursuant to this Section, a Borrowing Base Deficiency remains as a result of an LC Exposure, pay to the Administrative Agent an amount equal to such remaining Borrowing Base Deficiency to be held as cash collateral as provided in Section 2.4(i); provided that Borrower shall be obligated to make (or cause to be made) such prepayment and/or deposit of cash collateral immediately as of the Deficiency Notification Date with respect to such deficiency;”.

B.                                    Section 5.1(f) of the Credit Agreement hereby is amended in its entirety to read as follows:

“                                          (f)                                   Within fifteen (15) days following the end of each calendar month, a report titled “Monthly Financial Results” substantially in the form attached as Exhibit N, certified as being accurate by an Authorized Officer.”

C.                                    Section 6.1 of the Credit Agreement hereby is amended in its entirety to read as follows:

“                                          SECTION 6.1  Ratio of Total Debt to EBITDA.  Parent will not permit its ratio of Total Debt outstanding to EBITDA (calculated for the last four consecutive fiscal quarter period then most recently ended for which financial statements are available) to be greater than (i) for any period on or before June 30, 2013, 5.75 to 1.0 and (ii) for any period after June 30, 2013, 4.00 to 1.0.”

D.                                    The Credit Agreement hereby is amended by inserting Exhibit N attached to this Amendment as Exhibit N to the Credit Agreement.

II.                                   Effectiveness.  This Amendment shall become effective as of July 26, 2013 (the “Fifth Amendment Effective Date”) when the Administrative Agent shall have received:

A.                                    Counterparts hereof duly executed by Borrower, Parent, the Administrative Agent and the Majority Lenders and acknowledgement of the Guarantors (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party);

B.                                    Duly executed counterparts of an Amended and Restated Demand Debenture and Negative Pledge from Borrower and Lone Pine Resources (Holdings) Inc., respectively, in form and substance acceptable to the Administrative Agent, in its reasonable discretion, together with such other documents or instruments as the Administrative Agent may reasonably request in connection therewith; and

C.                                    Payment of (i) an amendment fee for the account of each Lender executing this Amendment and returning its signature page to the Administrative Agent on or before 4:00 p.m., Houston time, July 24, 2013 equal to 10 basis points multiplied by such Lender’s Applicable Percentage of the current Borrowing Base, (ii) such other fees otherwise agreed in writing by the Borrower, and (iii) all fees and expenses incurred or payable by the Administrative Agent (including, without limitation, reasonable fees and expenses of counsel for the Administrative Agent), arising in connection with the negotiations, preparation and execution of this Amendment and all other instruments and documents to be delivered in connection herewith as well as otherwise outstanding on the date hereof.

III.                              Reaffirmation of Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, Parent and Borrower each hereby reaffirms, as of the date hereof, that the representations and warranties of each Loan Party set forth in the Loan Documents to which it is a party (as amended hereby) are true and correct in all

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material respects on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such earlier date).

IV.                               Defined Terms.  Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

V.                                    Reaffirmation of Credit Agreement.  This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.  All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

VI.                               Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ALBERTA AND CANADA APPLICABLE THEREIN.

VII.                          Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

VIII.                     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

IX.                              Headings.  Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

X.                                   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

XI.                              No Oral Agreements.  THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Parent, Borrower, the undersigned Lenders and the Administrative Agent under the Credit Agreement have executed this Amendment as of the date first above written.

LONE PINE RESOURCES INC.

By:	/s/ Shane K. Abel
Name: Shane K. Abel
Title: Vice President, Finance &Chief Financial Officer

LONE PINE RESOURCES CANADA LTD., formerly known as Canadian Forest Oil Ltd.

By:	/s/ Shane K. Abel
Name: Shane K. Abel
Title: Vice President, Finance &Chief Financial Officer

CONSENT OF GUARANTORS

Each of the undersigned Guarantors hereby consent to the terms, provisions and conditions contained in this Fifth Amendment.  Each Guarantor hereby acknowledges and agrees that (a) the execution, delivery and performance of the Fifth Amendment will not adversely affect or impair any of its obligations to Administrative Agent and the Lenders evidenced by or arising under or in respect of the applicable Guaranty or any other Loan Document, as applicable, (b) payment of all of the present and future Obligations owed by the Borrower is guaranteed to the Administrative Agent and the Lenders by each Guarantor under and pursuant to the applicable Guaranty, and (c) each Guaranty and each other Loan Document pursuant to which any Guarantor is a party, as applicable, is in full force and effect on the date hereof and each Guaranty is hereby ratified and confirmed.

LONE PINE RESOURCES INC.		LONE PINE RESOURCES (HOLDINGS) INC., formerly known as Forest Oil Energy Corporation

By:	/s/ Shane K. Abel
Name: Shane K. Abel		By:	/s/ Tim Granger
Title: Vice President, Finance & Chief Financial Officer		Name: Tim Granger
Title: President

WISER OIL DELAWARE, LLC		WISER DELAWARE LLC

By: Class A Manager of Wiser Oil Delaware, LLC		By: Class A Manager of Wiser Delaware LLC
Lone Pine Resources Inc.		Lone Pine Resources Inc.

By:	/s/ Patrick R. McDonald	By:	/s/ Patrick R. McDonald
Name: Patrick R. McDonald		Name: Patrick R. McDonald
Title: Chairman		Title: Chairman

Signed at: Denver, CO, USA		Signed at: Denver, CO, USA

By: Class B Manager of Wiser Oil Delaware, LLC		By: Class B Manager of Wiser Delaware LLC

By:	/s/ Mary S. Stawikey	By:	/s/ Mary S. Stawikey
Name: Mary S. Stawikey		Name: Mary S. Stawikey
Title: Manager		Title: Manager

Signed at: Wilmington, DE, USA		Signed at: Wilmington, DE, USA

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent and as a Lender

By:	/s/ Geraldine King
Name: Geraldine King
Title: Special Credits Senior Asset Manager

THE TORONTO-DOMINION BANK, as a Co-Syndication Agent and as a Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Co-Syndication Agent and as a Lender

By:	/s/ Michael M. Johnson
Name: Michael M. Johnson
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Co-Documentation Agent and as a Lender

By:	/s/ Albert Kwan
Name: Albert Kwan
Title: Director

By:	/s/ Michael Linder
Name: Michael Linder
Title: Director

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Co-Documentation Agent and as a Lender

By:	/s/ Richard Valade
Name: Richard Valade
Title: President

UNION BANK, CANADA BRANCH, as a Lender

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE, Cayman Islands Branch), as a Lender

By:	/s/ Megan Kane
Name: Megan Kane
Title: Authorized Signatory

By:	/s/ Bryan J. Matthews
Name: Bryan J. Matthews
Title: Authorized Signatory

WELLS FARGO BANK, N.A., Canadian Branch, as a Lender

By:	/s/ Amanda Hussain
Name: Amanda Hussain
Title: Associate

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

By:
Name:
Title:

By:
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

Exhibit N

[Form of]

Monthly Financial Results

[see attached]

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